Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

          This Amendment No. 1 to Amended and Restated Executive Employment Agreement (“Amendment No. 1”) is effective as of March 31, 2015, by and between Four Oaks Bank & Trust Company (the “Bank”) and Ayden R. Lee, Jr. (“Employee”).

          WHEREAS, Employee is currently employed with the Bank pursuant to that certain Amended and Restated Executive Employment Agreement entered into as of December 11, 2008, between the Bank and Employee (as amended, restated, supplemented or otherwise modified from time to time, the “Employment Agreement”); and

          WHEREAS, the parties to the Employment Agreement desire to amend the Employment Agreement as provided in this Amendment No. 1 to reflect a change in position for Employee.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Employment Agreement shall be amended as follows:

1.  Amendment.

A.  The Recitals are amended by deleting all references to “Chief Executive Officer and President” and replacing them with “Chief Executive Officer”:

B.  Section 1 “Employment” is amended by deleting that Section in its entirety and replacing it with the following:

1. Employment. Employee shall serve the Bank as Chief Executive Officer with such duties, responsibilities and authorities of such office as may be assigned to him and as are customarily associated with such office.

2.  Counterparts.  This Amendment No. 1 may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures affixed thereto were upon the same instrument.

3.  Effect of Amendment.  Except as amended hereby, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects by the parties to the Employment Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year set forth above.

EMPLOYEE

/s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr.

FOUR OAKS BANK & TRUST COMPANY

By: /s/ David Rupp
Name: David Rupp
Title: Authorized Officer

Signature Page to Amendment No. 1 to
Amended and Restated Executive Employment (Ayden R. Lee, Jr.)